American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century® Large Cap Equity ETF
Supplement dated July 3, 2026 ■ Summary Prospectus and Prospectus dated January 1, 2026

Joseph Reiland, CFA, Vice President and Senior Portfolio Manager, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the fund effective July 31, 2026.

Justin Brown, CFA, Vice President and Portfolio Manager, no longer serves as portfolio manager for the fund effective July 31, 2026.

The following replaces the Portfolio Management section on page 5 of the summary prospectus and on pages 5 of the prospectus:

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Robert J. Bove, Portfolio Manager, has been a member of the team that manages the fund since its inception.
DJ Cross, CFA, Vice President, Portfolio Manager, and Senior Investment Analyst, has been a member of the team that manages the fund since its inception.
Scott Marolf, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception.

The following replaces The Fund Management Team section on pages 9 and 10 of the prospectus:

The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy. Within the universe of securities selected by the Portfolio Managers, and keeping with the fund’s investment objective and strategy and portfolio risk, other members of the investment team adjust the portfolio for tax efficiency and other ETF-specific considerations, but generally do not make day-to-day investment decisions for the fund.
The individuals on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Robert J. Bove
Mr. Bove, Portfolio Manager, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2016. He has a bachelor’s degree in accounting from Villanova University and an MBA in finance from New York University, Leonard N. Stern School of Business.
DJ Cross, CFA
Mr. Cross, Vice President, Portfolio Manager, and Senior Investment Analyst, has been a member of the team that manages the fund since its inception. He joined American Century Investments in 2016 as a senior investment analyst and became a portfolio manager in 2022. He has a bachelor of science degree from Boston College. He is a CFA® charterholder and member of the CFA Institute.

Scott Marolf
Mr. Marolf, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2014. He joined American Century Investments in 2008 as an investment analyst and became a portfolio manager in 2020. He has bachelor’s degrees in business administration and Spanish from University of Missouri - Kansas City and a master’s degree in business administration from Indiana University.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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